                                                                   EXHIBIT 10.32
                                                                   -------------



                                   AGREEMENT

                                      AMONG

                THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                        CARBON DESIGN PARTNERSHIP LIMITED
                       STERADIAN ADVANCED COMPOSITES GmbH
                                  BRIAN P. KEY
                                  DIDIER BALCOU
                            TITANIC HOLDINGS LIMITED
                                 STUART A. LEWIS
                                J. MARK CROUCHEN
                              MICHAEL W. COMMANDER



                                November 22, 1995

                                    AGREEMENT
                                    ---------


     THIS AGREEMENT (this "AGREEMENT"), entered into this ___ day of November, 1996, by and between The American Materials & Technologies Corporation, a Delaware corporation ("PURCHASER"), Carbon Design Partnership Limited, an English-registered limited company, registration number 2755972 (the "COMPANY"), Steradian Advanced Composites GmbH, a company incorporated in Switzerland ("STERADIAN"), Brian Key, an individual ("KEY"), Didier Balcou, an individual ("BALCOU"), Titanic Holdings Limited, a Jersey limited company ("TITANIC") (Key, Balcou and Titanic referred to herein each individually as a "SELLER" and collectively as "SELLERS"), Michael W. Commander, in his individual capacity and d/b/a Commander Consultants ("COMMANDER"), Stuart A. Lewis, an individual ("LEWIS"), and J. Mark Crouchen, an individual ("CROUCHEN");

                         W I T N E S S E T H  T H A T:

     WHEREAS, each Seller owns beneficially and of record that number of shares in the capital of the Company set out opposite each Seller's name in SCHEDULE 1 hereto (the "SALE SHARES") and has the right, power and authority to sell and transfer the Sale Shares free from any claims, charges, liens, encumbrances or equities; and

     WHEREAS, Purchaser desires to buy and each Seller desires to sell, on the terms and conditions set forth herein, the Sale Shares; and

     WHEREAS, the parties hereto desire to set forth certain representations, warranties, covenants and agreements made by each to the other as inducements to the execution and delivery of this Agreement;

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


1. DEFINITIONS AND INTERPRETATION
   ------------------------------

   1.1 For the purposes of this Agreement where the context so admits the following words and expressions shall have the following meanings:

       (a) "ACCOUNTING DATE" shall mean April 30, 1995.

       (b) "ACCOUNTS" shall mean the audited financial statements of the Company for the accounting reference period which ended on the Accounting Date and the profit and loss account and balance sheet of the Company as at and for the period ending on the Accounting Date, copies of which are annexed to the Disclosure Letter.

       (c) "COMPANY" shall have the meaning set forth in the recitals hereto and details of which are set forth in Part 1 of SCHEDULE 2 hereto.

       (d) "COMPANIES ACTS" shall mean the Companies Act 1985 and the Companies Act 1989.

       (e) "CLOSING" shall mean the completion of the sale and purchase of the Sale Shares as specified in SECTION 3.1 hereof.

       (f) "CLOSING DATE" shall have the meaning given to that term in SECTION
3.1 hereof.

       (g) "DISCLOSURE LETTER" shall mean the letter in the approved terms dated as of the same date as this Agreement together with the attachments thereto from each of the Warrantors to the Purchaser.

       (h) "DRAFT ACCOUNTS" shall mean the draft audited financial statements of the Company for the accounting reference period which ended on April 30, 1996 and the profit and loss account and balance sheet of the Company as at and for the period ending on April 30, 1996, copies of which are annexed to the Disclosure Letter.

       (i) "ENVIRONMENT" shall mean all or any of the following media, namely, the air, water and land; and the medium of air includes the air within buildings and the air within other natural or man-made structures above or below ground.

       (j) "ENVIRONMENTAL LAW" shall mean all and any laws, common law, statutes, directives, regulations, notices, standards having force of law, codes of practice, guidance notes, by-laws, judgments, decrees or orders whether of the European Community or the United Kingdom or any other relevant jurisdiction, relating to pollution, contamination or protection of the Environment or to the storage, labelling, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of Hazardous Substances.

       (k) "ENVIRONMENTAL LICENSE" shall mean any permit, license, authorization, consent or other approval, that is required by any Environmental Law for the conduct of the business of the Company.

       (l) "HAZARDOUS SUBSTANCES" shall mean all chemicals, pollutants, contaminants or harmful, dangerous or explosive substances which may cause or have a harmful effect on the Environment or the health of man or any other living organism including, without limitation, all poisonous, toxic, noxious, dangerous and offensive substances.

       (m) "INTELLECTUAL PROPERTY" includes patents, knowhow, trade secrets and other confidential information, registered designs, copyrights, design rights, topography rights, trade marks, service marks, trade and business names, registrations of and applications to register any of the aforesaid items, rights in the nature of any of the aforesaid items in any country, rights in the nature of unfair competition rights and rights to sue for passing off.

       (n) "KEY WARRANTIES" shall mean the representations, warranties and undertakings contained or referred to in SECTION hereof.

       (o) "MANAGEMENT ACCOUNTS" shall mean the management accounts in the agreed form of the Company for the period from the Accounting Date to September 30, 1996.

       (p) "MANAGEMENT WARRANTIES" shall mean the representations, warranties and undertakings contained or referred to in SECTION 4 hereof and SCHEDULE 4.

       (q) "MANAGING SHAREHOLDERS" shall mean Commander, Lewis and Crouchen.

       (r) "PROPERTY" shall mean the leasehold interest in part of Unit 6 known as Bays A-F of the Alpha Centre, Babbage Road, Totnes, Devon, as more particularly described in SCHEDULE 3 hereof.

       (s) "PURCHASER" shall have the meaning set forth in the recitals hereto, as well as Purchaser's successors and permitted assigns.

       (t) "RETIREMENT BENEFITS SCHEME" shall mean a retirement benefits scheme within the meaning given to that term in section 611 of the Taxes Act;

       (u) "SALE SHARES" shall have the meaning set forth in the recitals hereto.

       (v) "SELLERS" shall have the meaning set forth in the recitals hereto, as well as each Seller's personal representatives, successors and permitted assigns.

       (w) "SUBSIDIARY" shall mean Carbon Design, Inc., a Florida corporation, details of which are set out in Part 2 of SCHEDULE 2 hereof.

       (x) "TAX" shall mean all forms of taxation, withholdings, duties, imposts, levies, social security contributions and rates imposed by any statute and any interest, penalty, surcharge or fine in connection therewith.

       (y) "TAXES ACT" shall mean the Income and Corporation Taxes Act 1988.

       (z) "TCGA" shall mean the Taxation of Chargeable Gains Act 1992.

       (aa) "VATA" shall mean the Value Added Tax Act 1994.

       (bb) "WARRANTORS" shall mean each of the Managing Shareholders.

    1.2 Except where the context otherwise requires, words and phrases the definitions of which are contained or referred to in the Companies Acts shall be construed as having the meaning thereby attributed to them.

    1.3 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) (except to the extent that any amendment, modification or re-enactment would increase the liability of the Warrantors under this Agreement) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared.

    1.4 References in this Agreement to "sections" and "schedules" are to Sections in and Schedules to this Agreement (unless the context otherwise requires). The recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

    1.5 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

    1.6 References to "persons" shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

    1.7 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

    1.8 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

    1.9 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

    1.10 A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the parties to this Agreement and a copy of which has been signed for the purposes of identification by or on behalf of those parties.


2. REORGANIZATION OF COMPANY; PURCHASE AND SALE OF SHARES
   ------------------------------------------------------

   2.1 REORGANIZATION OF COMPANY. Immediately prior to the Closing of the purchase and sale of the Sale Shares under SECTION 2.2, and subject to the terms and conditions herein set forth, the parties shall procure that the following transactions shall take place:

       (a) ASSIGNMENT OF COMMANDER EQUIPMENT; CANCELLATION OF COMMANDER LOAN. Commander shall assign to the Company title to the equipment set out in clause 1 of an Agreement to Loan Equipment dated January 3, 1996 by and between Commander Consultants and the Company. The Company and Commander hereby agree to terminate said Agreement to Loan Equipment, and the Company and Commander hereby waive any and all claims against each other in respect of said Agreement to Loan Equipment. Commander hereby agrees to release the Company absolutely and unconditionally from its obligations under the loan by Commander to the Company on the date hereof in the amount of [pound sterling]25,000. The termination of the Commander Loan shall be in writing in a form satisfactory to Purchaser and shall state that Commander thereby waives any and all claims against the Company in respect of the Commander Loan.

       (b) CANCELLATION OF STERADIAN ADVANCED COMPOSITES LOAN. Lewis and Crouchen shall cause Steradian to release the Company absolutely and unconditionally from its obligations under the loan by Steradian to the Company in the amount of [pound sterling]50,000 contained in the Loan Agreement dated June 20, 1995 between the Company and Steradian (the "STERADIAN LOAN") in exchange for the issue by the Company to Steradian of 300 "B" shares of [pound sterling]1 each. The termination of the Steradian Loan shall be in writing in a form satisfactory to Purchaser and shall state that Lewis and Crouchen thereby waive any and all claims against the Company in respect of the Steradian Loan.

       (c) CANCELLATION OF OPTION. All of the parties to the option agreement dated June 20, 1995 by and among B. Key Esq., Didier Balcou Esq., J.M. Crouchen Esq. and S.A. Lewis Esq. (the "OPTION") shall mutually terminate the Option. The termination of the Option shall be in writing in a form satisfactory to Purchaser and shall state that such parties thereby waive any and all claims against one another in respect of the Option.

       (d) ADOPTION OF ARTICLES. The Company shall adopt articles of association in the approved terms which shall provide, inter alia, for the classification of shares of the Company into "A" Shares and "B" Shares and shall further provide that all of the Sale Shares shall be "A" Shares.

       (e) ISSUANCE OF STERADIAN SHARES. In consideration of the transactions contemplated by paragraphs (a) at the direction of Commander, (b) and (c), above, the Company shall issue to Steradian free of all charges, encumbrances and liens an aggregate of 300 "B" shares of [pound sterling]1 each in the capital of the Company (the "STERADIAN SHARES"). The Company shall deliver to Steradian a certificate representing the number of "B" Shares issued to Steradian and the Company secretary shall enter the name of Steradian in the register of members of the Company in respect of such "B" Shares.

   2.2 PURCHASE AND SALE OF SHARES. On the terms and subject to the conditions herein set forth, Sellers agree to sell as legal and beneficial owner with full title guarantee and deliver the Sale Shares to Purchaser. On the terms and subject to the conditions herein set forth, Purchaser agrees to purchase all of the Sale Shares from Sellers for a purchase price of [pound sterling]300,000 (the "PURCHASE PRICE"). At the Closing, Sellers shall deliver to Purchaser a certificate or certificates representing all of the Sale Shares, along with stock transfer forms executed in blank and/or any other suitable instruments of transfer, and Purchaser shall deliver the Purchase Price by wire transfer of immediately available funds to Sellers in the account described in Part 1 of
SCHEDULE 2. Payment of the Purchase price to Key's solicitors shall constitue good and sufficient receipt of the Purchase Price by Sellers.

   2.3 WAIVER OF PRE-EMPTION RIGHTS. Each of the parties hereto hereby waives any rights of pre-emption it may have pursuant to the articles of association of the Company or otherwise.

3. CLOSING
   -------

   3.1 CLOSING. (a) The Closing of the sale and purchase shall take place at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, at 10:00 a.m. on November ____, 1996, or at such other time and place as may be mutually agreed upon (the "CLOSING DATE"). At the Closing, Sellers shall deliver to Purchaser transfers in respect of the Sale Shares duly executed by the registered holders thereof in favor of Purchaser such share certificates, stock transfer forms and other instruments as shall be effective to vest in Purchaser good and marketable title to the Sale Shares free and clear of any adverse claim of any other person.

   3.2 CLOSING TRANSACTIONS. (a) Immediately following the sale and purchase of the Sale Shares, the Company shall issue to Purchaser free of all charges, encumbrances and liens 44 "A" shares of [pound sterling]1 each in the capital stock of the Company (the "PURCHASER SHARES"), for an aggregatE consideration of [pound sterling]44. The Company shall deliver to Purchaser a certificate representing the SaLE Shares and the Company secretary shall enter the name of Purchaser in the register of members of the Company in respect of such shares.

       (b) At the Closing, Key shall resign from any and all positions held by him as a director or officer of the Company or the Subsidiary and shall deliver any and all original share certificates and other corporate records of the Subsidiary. Alan McKendry and Antony Everett shall also resign as directors of the Company.

       (c) At the Closing, the Company, Purchaser, Steradian and the Managing Shareholders shall enter into a Shareholder Agreement in mutually agreed terms, (the "SHAREHOLDER AGREEMENT").

       (d) At the Closing, the Company and each of the Managing Shareholders shall enter into new Service Agreements in mutually agreed terms, which shall supersede any and all prior such agreements and arrangements between the Company and each Managing Shareholder.


4. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF WARRANTORS
   -------------------------------------------------------------------

   Each of the Warrantors hereby jointly and severally represents, warrants, covenants and undertakes to and with Purchaser that each of the statements set forth in SCHEDULE 4 hereto is true and accurate.

   4.1 DISCLOSURE LETTER. The Warranties set forth in SCHEDULE 4 are given subject to matters fairly disclosed in the Disclosure Letter and any limitations, exceptions or exclusions expressly provided for under this Agreement.

   4.2 ACKNOWLEDGEMENT OF PURCHASER'S RELIANCE. The Warrantors acknowledge that Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement. The Purchaser acknowledges that it has not entered into this Agreement in reliance on any representations and warranties other than the Warranties.

   4.3 INDEMNIFICATION OF PURCHASER BY WARRANTORS. Each Warrantor, jointly and severally, hereby agrees to indemnify, defend and hold Purchaser or the Company (as Purchaser directs) harmless from and against the amount of any actual claim, damage, loss (including any shortfall or diminution in the value of the assets or profitability of the Company, cost or expense (including reasonable attorneys' fees and settlement costs) ("LOSS") to Purchaser and/or the Company occasioned or caused by, resulting from or arising out of:

       (a) Any failure by such Warrantor to perform, abide by or fulfill any of the agreements, covenants or obligations set forth in, or entered into in connection with, this Agreement to be so performed or fulfilled by such Warrantor.

       (b) Any breach of any of such Warrantor's representations or warranties set forth in this Agreement, including without limitation the representations and Warranties and any certificate or schedule or other writing delivered at the Closing.

   4.4 LIMITATIONS ON CLAIMS. (a) The liabilities of any of the Warrantors under the Management Warranties, including the obligation to indemnify Purchaser for Losses pursuant to SECTION hereof:

           (i)   shall, except for any warranty relating to Tax including
Section 3 of SCHEDULE 4 (the "TAX WARRANTIES") cease after the second anniversary of the Closing Date except in respect of matters which have been the subject of notification in writing by Purchaser or Purchaser's legal counsel to any of the Warrantors or the Warrantors' solicitors before such date;

           (ii) shall in relation to the Tax Warranties cease after the seventh anniversary hereof except in respect of matters which have been the subject of notification in writing by Purchaser or Purchaser's legal counsel to any of the Warrantors or the Warrantors' solicitors before such date; and

           (iii) shall be enforceable by Purchaser only upon the aggregate amount of all Losses hereunder exceeding [pound sterling]5000, in which event the whole of such Losses (and not merely the excess) may be claimed by Purchaser;

           (iv) shall exclude Losses occurring solely by reason of any matter which would not have arisen but for the coming into force of any legislation not in force at the date of Closing or by reason of any change occurring after the date of Closing to Inland Revenue practice;

           (v) shall exclude any Loss to the extent that note, allowance, provision or reserve has been made in the Accounts or in the Management Accounts in respect of the matter to which such Loss relates;

           (vi) shall exclude any Loss to the extent that such Loss arises solely as a result of any change in the accounting bases or policies in accordance with which the Company values its assets or calculates its liabilities or any other change in accounting practice from the treatment or application of the same used in preparing the Accounts; and

           (vii) shall exclude any Loss to the extent that such Loss is attributable to any fact, circumstance or matter prior to June 1, 1995, unless such fact, circumstance or matter continued after June 1, 1995;

   PROVIDED ALWAYS, that if in any case the relevant claim or claims has arisen by reason of:

   fraud or wilful or deliberate nondisclosure on the part of any of the Warrantors prior to the date of this Agreement; or

   any of the Warrantors or any signatory on their respective behalf being claimed not to have had legal authority or capacity to enter into this Agreement or any agreement ancillary hereto;

   then in any such case none of the limitations whether as to amount or time set forth in this SECTION 4.4 shall apply.

       (b) If, subsequent to any payment to the Purchaser pursuant to this
SECTION 4, the Company receives any payment from any third party in respect of the loss suffered by the

Company which resulted in the claim, the Purchaser shall reimburse to the Warrantors an amount equal to the proportion of such payment which the amount paid by the Warrantors to the Purchaser bears to such loss.

       (c) If any claim under the Warranties shall arise by reason of some liability which at the time of the claim is contingent only, the Warrantors shall be under no obligation to make any payment to the Purchaser in respect thereof until such time as the contingent liability ceases to be contingent and becomes actually payable.

       (d) The Warrantors shall not be liable in respect of any Warranty claim to the extent that the amount of such claim would be recoverable from insurers if the policies of insurance effected by or for the benefit of the Company were maintained on no less favorable terms than those existing at the Closing Date.

   4.5 PURCHASER'S RIGHT OF SETOFF. (a) Steradian and the Warrantors hereby jointly and severally covenant with Purchaser that, subject to SECTION 4.5(b), Purchaser shall have the right to set off, against any sums paid or payable by Purchaser pursuant to a sale of Steradian Shares by Steradian to Purchaser under the Shareholder Agreement, any and all claims for Losses arising under this
SECTION 4 and remaining unpaid as of the date of such sale of Steradian Shares.

       (b) Prior to the completion of any sale of Steradian Shares in connection with which Purchaser intends to exercise its right of setoff under this SECTION 4.5, Purchaser shall give written notice of such intention to Steradian and the Warrantors prior to the completion of such sale, which notice shall state the basis for such setoff and the amount Purchaser intends to set off (the "SETOFF AMOUNT"). Within thirty days of receipt of such notice, Steradian and the Warrantors shall notify Purchaser in writing of any dispute as to the underlying claim for Loss, specifying the basis of such dispute, and in such event Purchaser shall at the completion of such sale of Steradian Shares place the Setoff Amount in escrow pending resolution of such dispute.

   4.6 LIMITATIONS ON WARRANTOR INDEMNIFICATION. The total amount of liability on the Warrantors for damages for breach of the Warranties, including the obligation to indemnify Purchaser under SECTION 4.3, shall be the aggregate of:

       (a) in respect of each Warrantor, [pound sterling]25,000; and

       (b) any amounts provided for in the Purchaser's right of setoff pursuant to SECTION 4.5 hereof.

   4.7 OPPORTUNITY TO DEFEND. If any matter comes to the notice of Purchaser in respect of which Purchaser is aware of any the Warrantors may be or become liable under any Warranty, Purchaser shall (insofar as Purchaser, in Purchaser's sole discretion, finds is reasonable and consistent with the best interest of the Company) procure that the Company:

       a) shall not make any admission of liability, agreement or compromise to or with any person in relation thereto without first consulting with the Warrantors; and

       b) shall be permitted a reasonable opportunity to avoid, dispute, resist, appeal or compromise any claim in respect of which the Warrantors may be or become liable under any Warranty.

   4.8 AWARENESS OF WARRANTORS. References in Schedule 4 to any Warranty being qualified by the expression "so far as the Warrantors are aware," shall mean that the liability of the Warrantors shall be limited to those matters of which they are actually aware and to those matters of which any of the Warrantors would have been aware if he had made reasonable enquiries to ascertain whether the Warranty concerned is correct and not misleading.

   4.9 WARRANTIES INDEPENDENT. Each of the Warranties shall be separate and independent and, except as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty.

   4.10 WAIVER BY WARRANTORS. Each of the Warrantors hereby agrees with Purchaser to waive any rights save in the case of fraud which he may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by or on behalf of the Company or its officers, employees or advisers (other than Brian Key), in connection with the giving of the Warranties and the preparation of the Disclosure Letter.

   4.11 ASSIGNABILITY OF WARRANTIES. The benefit of the Warranties may not be assigned in whole or in part and without restriction by the person for the time being entitled thereto.


5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLERS
   -----------------------------------------------------

   Key and Balcou severally represent, warrant and covenant and undertake to and with Purchaser that:

   5.1 BENEFICIAL OWNERSHIP OF SHARES. Each Seller is the legal and beneficial owner of the number of Sale Shares set forth opposite each Seller's name on
SCHEDULE 1 hereof free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever and the Company has not exercised any lien over any of its issued shares and there is no outstanding call on any of the Sale Shares and all of the Sale Shares are fully paid. Immediately prior to the sale of shares to Steradian pursuant to SECTION 2.1(e) hereof, the Sale Shares constituted all of the issued shares in the capital of the Company, and except as contemplated by this Agreement there was no agreement in place to issue any additional shares.

   5.2 ACKNOWLEDGEMENT OF PURCHASER'S RELIANCE. Each Seller acknowledges that Purchaser has entered into this Agreement in reliance upon the representations set forth in this

SECTION 5 and has been induced by them to enter into this Agreement.

   5.3 LIMITATIONS ON BALCOU INDEMNIFICATION. The total amount of liability of Balcou for damages for breach of the warranties contained in this SECTION , including the obligation to indemnify Purchaser, shall be limited to [pound sterling]14,163.

6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF KEY
   -------------------------------------------------

   6.1 REPRESENTATIONS REGARDING SUBSIDIARY. Key represents, warrants and covenants and undertakes to and with Purchaser that the Subsidiary is a corporation duly organized and in good standing in the State of Florida. The authorized capital stock of the Subsidiary consists of 10,000 shares of Common Stock, $0.10 par value per share, of which 1000 shares are issued and outstanding. The Subsidiary Shares represent all of the issued and outstanding equity securities of, and all of the Company's ownership interest in, the Subsidiary. No bonds, debentures, notes or other indebtedness of the Subsidiary having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of the Subsidiary may vote are issued or outstanding. The Articles of Organization and By-laws of the Subsidiary in the form provided to Purchaser pursuant to this Agreement are in full force and effect. There are no options, warrants, calls, rights or agreements to which the Company or the Subsidiary is a party or by which either the Company or the Subsidiary is bound obligating the Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating the Subsidiary to grant, extend or enter into any such option, warrant, call, right or agreement. The Subsidiary has, from its inception, engaged in no activities, has entered into no contracts or commitments and is not bound by any liabilities, contingent or otherwise.

   6.2 ACKNOWLEDGEMENT OF PURCHASER'S RELIANCE. Key acknowledges that Purchaser has entered into this Agreement in reliance upon the representations set forth in this SECTION 6 and has been induced by them to enter into this Agreement.

   6.3 INDEMNIFICATION OF PURCHASER BY KEY. Key hereby agrees to indemnify, defend and hold Purchaser or the Company (as Purchaser directs) harmless from and against the amount of any actual claim, damage, loss (including any shortfall or diminution in the value of the assets or profitability of the Company, cost or expense (including reasonable attorneys' fees and settlement costs) to Purchaser and/or the Company occasioned or caused by, resulting from or arising out of any breach of any of the representation, warranties and covenants set forth in this SECTION 6.

   6.4 LIMITATIONS ON KEY INDEMNIFICATION. The total amount of liability of Key for damages for breach of the warranties contained in SECTIONS 5 AND 6, including the obligation to indemnify Purchaser under SECTION 6.3, shall be limited to [pound sterling]285,837.


7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASER
   -------------------------------------------------------

   7.1 ORGANIZATION AND CORPORATE POWER. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in the State of California, with full corporate power and authority to carry on the business in which it is engaged and to execute and deliver and carry out the transactions contemplated by this Agreement.

   7.2 DUE AUTHORIZATION; EFFECT OF TRANSACTION. No provision of Purchaser's Certificate of Incorporation or By-laws, or of any agreement, instrument or understanding, or any judgment, decree, rule or regulation, to which Purchaser is a party or by which it is bound, have been or will be violated by the execution by Purchaser of this Agreement or the performance or satisfaction of any agreement or condition herein contained upon its part to be performed or satisfied, and all requisite corporate and other authorizations for such execution, delivery, performance and satisfaction have been duly obtained. This Agreement will upon execution and delivery be a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. Purchaser is not in default in the performance, observance or fulfillment of any of the terms or conditions of its Certificate of Incorporation or By-laws.

   7.3 FINANCING. Purchaser has, or will have, sufficient funds or has secured commitments from third parties to provide sufficient funds to pay the Purchase Price in accordance with SECTION 2.2.


8. CONDITIONS OF PURCHASER'S OBLIGATIONS
   -------------------------------------

   The obligations of Purchaser hereunder are subject to the fulfillment to the reasonable satisfaction of Purchaser, prior to or at the Closing, of each of the following conditions:

   8.1 NO OPPOSITION. No suit, action or proceedings shall be pending or threatened at any time prior to or on the Closing Date before or by any court or governmental body seeking to restrain or prohibit, or damages or other relief in connection with, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or which might materially and adversely affect the business or properties or condition, financial or other, or results of operations of the Company.

   8.2 REPRESENTATIONS AND COVENANTS OF SELLERS. The representations and warranties of each Seller contained in this Agreement or otherwise made in writing by each Seller or on each Seller's behalf pursuant hereto or otherwise made in connection with the transactions contemplated hereby, shall be true and correct at and as of the Closing; each and all of the covenants, agreements and conditions to be performed or satisfied by each Seller hereunder at or prior to the Closing Date shall have been duly performed or satisfied; and each Seller shall have furnished Purchaser with such certificates and other documents evidencing the truth of such representations and warranties and the performance and satisfaction of such covenants, agreements and conditions as Purchaser shall have reasonably requested.

   8.3 REPRESENTATIONS AND COVENANTS OF MANAGING SHAREHOLDERS. The representations and warranties of each Managing Shareholder contained in this Agreement or otherwise made in writing by each Managing Shareholder or on each Managing Shareholder's behalf pursuant hereto or otherwise made in connection with the transactions contemplated hereby, including without limitation the Warranties set forth on SCHEDULE 4, shall be true and correct at and as of the Closing; each and all of the covenants, agreements and conditions to be performed or satisfied by each Managing Shareholder hereunder at or prior to the Closing Date shall have been duly performed or satisfied; and each Managing Shareholder shall have furnished Purchaser with such certificates and other documents evidencing the truth of such representations and warranties and the performance and satisfaction of such covenants, agreements and conditions as Purchaser shall have reasonably requested.

   8.4 CANCELLATION OF CHARGES. There shall be no charges recorded against the Company except for that certain fixed and floating charge dated March 9, 1993 in favour of Midland Bank plc. Each of Key and Crouchen shall have caused that certain fixed and floating charge dated October 3, 1996, in favour Key and Crouchen to be cancelled.

   8.5 DEED OF SELLERS AND MANAGING SHAREHOLDERS. Each Seller and each Managing Shareholder shall each execute and deliver at the Closing a deed confirming that neither the person executing such deed nor any related party has any outstanding claim against the Company and waiving all rights to claim against the Company save in the case of the Managing Shareholders in respect of accrued salary, expenses or wages which are accrued but unpaid.

   8.6 NO DIVIDENDS. There shall have been no dividend declared for the fiscal year ended April 30, 1996. No part of any dividend declared for the year ended April 30, 1995 shall have been paid as of the Closing Date, and each Seller shall have waived, in writing, in a form satisfactory to Purchaser, his right to receive any portion of such dividend.

   8.7 COMPLETION OF COMPANY REORGANIZATION. The reorganization of the Company pursuant to SECTION 2.1 hereof, including without limitation the cancellation of the Option and the termination of the agreements referred to therein, shall have taken place to the satisfaction of Purchaser.

   8.8 SERVICE AGREEMENTS WITH MANAGING SHAREHOLDERS. The Company and each of the Managing Shareholders shall have agreed to the terms of Service Agreements between the Company and each of the Managing Shareholders, which Service Agreements shall be executed and delivered at the Closing and which agreements shall supersede any and all prior such agreements between each such individual and the Company.

   8.9 SHAREHOLDER AGREEMENT. The Company, Purchaser, Steradian and the Managing Shareholders shall have agreed to the terms of a Shareholder Agreement, which shall be executed and delivered at the Closing and which shall provide, inter alia, for restrictions on the transfer of, and terms for the disposition of, the shares of the Company held by Steradian, and which shall provide for Purchaser's right of setoff pursuant to SECTION 4.5 hereof.

9. CONDITIONS OF SELLERS' OBLIGATIONS
   ----------------------------------

   The obligations of Sellers hereunder are subject to the fulfillment to the reasonable satisfaction of each Seller prior to or at the Closing of each of the following conditions:

   9.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Closing; each of the covenants, agreements and conditions to be performed or satisfied by Purchaser hereunder at or prior to the Closing shall have been duly performed or satisfied; and Purchaser shall have furnished Sellers with such certificates or other documents evidencing the truth of such representations and warranties and the performance and satisfaction of such covenants, agreements and conditions as Sellers shall have reasonably requested.

   9.2 CANCELLATION OF GRAPHGAME LOAN. The Company shall have released Graphgame Limited from its obligations under the loan by the Company to Graphgame Limited in the amount of [pound sterling]18,751 by means of a writing reasonably satisfactory to Key.

   9.3 KEY GUARANTEE. Any personal guarantee of Key to Midland Bank plc in respect of the Company's overdraft shall have been terminated.

   9.4 AJAX GUARANTEE. Any personal guarantee of Key in respect of the machinery known as the Ajax multi-access milling centre shall have been terminated.

   9.5 NO OPPOSITION. No suit, action or proceeding shall be pending or threatened on the Closing Date before or by any court or governmental authority seeking to restrain or prohibit the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

10. BROKERAGE FEE
    -------------

    Sellers and Purchaser each represent that no broker has been involved in this transaction and each party agrees to indemnify and hold the other harmless from payment of any brokerage fee, finder's fee or commission claimed by any party who claims to have been involved because of association with such party.

11. AMENDMENTS; WAIVERS
    -------------------

    This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

    Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of such term, condition or breach of covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or of any other provision hereof; and no such written waiver, unless it, by its own terms, explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

12. ASSIGNMENT; SUCCESSORS AND ASSIGNS
    ----------------------------------

    This Agreement shall not be assignable by any party hereto without the written consent of each other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13. SEVERABILITY
    ------------

    If any provision of this Agreement shall be deemed invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

14. COUNTERPARTS
    ------------

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement it shall not be necessary to produce more than one such counterpart.

15. NOTICES
    -------

    All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, certified mail, return receipt requested or equivalent method of delivery:

       (a) TO SELLERS: If to Key or to Titanic:
           ----------

              Island House
              Asland Street
              Salcombe
              Devon  TQ8 8ND
              with a copy to:

              Malcolm Dickinson, Esq.
              Michelmores
              18 Cathedral Yard
              Exeter EX11HE


              If to Balcou:

              Stovern Lake
              Averton Gifford
              Kingsbridge
              Devon TQ7 4NL

              with a copy to:

              J. Murray
              Lawrence Spear
              7 The Crescent
              Plymouth PL1 3AG

       (b) TO PURCHASER: If to Purchaser, to:

              Mr. William A. Timmerman
              The American Materials & Technologies Corporation
              5915 Rodeo Road
              Los Angeles, CA  90016

              with a copy to:

              David A. Broadwin, Esq.
              Foley, Hoag & Eliot LLP
              One Post Office Square
              Boston, Ma  02109

       (c) TO LEWIS: If to Lewis, to:

              Newpond Cottage
              Newpond Road
              Guildford
              Surrey GU3 1HY
              with a copy to:

              Perry Yam
              SJ Berwin & Co.
              222 Grays Inn Road
              London WC1X 8HB


       (d) TO CROUCHEN: If to Crouchen, to:

              7 Totnes Road
              Newton Abbott
              Devon TQ12 1LY

              with a copy to:

              Perry Yam
              SJ Berwin & Co.
              222 Grays Inn Road
              London WC1X 8HB


       (e) TO COMMANDER: If to Commander, to:

              69 Balsall Street East
              Balsall Common
              Coventry  CV7 7FQ

              with a copy to:

              Perry Yam
              SJ Berwin & Co.
              222 Grays Inn Road
              London WC1X 8HB


       (f) TO COMPANY: If to the Company, to:

              Carbon Design Partnership Limited
              The Alpha Centre
              Babbage Road
              Totnes
              Devon  TQ9 5JA
              with a copy to:

              David A. Broadwin
              Foley, Hoag & Eliot, LLP
              One Post Office Square
              Boston, MA 02109

    and/or to such other person(s) and address(es) as either party shall have specified in writing to the other.

16. LAW TO GOVERN
    -------------

    This Agreement and any documents supplemental thereto shall be governed by and construed and enforced in accordance with English law, and the parties hereto submit to the non-exclusive jurisdiction of the English courts for the purpose of enforcing any claim arising hereunder.

17. ENTIRE AGREEMENT
    ----------------

    This Agreement constitutes the entire agreement of the parties related to the subject matter of this Agreement, supersedes all prior or contemporary agreements, representations, warranties, covenants and understandings of the parties, and shall not be amended or modified in any way except by subsequent agreement executed in writing. In furtherance of the foregoing, the parties hereto acknowledge that (i) there have been no representations, warranties, covenants, understandings or agreements related to the subject matter of this Agreement other than as set forth herein and therefore no reliance can be placed on matters other than as set forth herein, and (ii) no agent of any party has or had authority to make representation, warranties, covenants or agreements on behalf of such party and if and to the extent so made, such representations, warranties, covenants or agreements were not authorized and have not been the subject upon which reliance has been placed.

18. EXPENSES
    --------

    The parties hereto, except for Steradian and the Managing Shareholders, agree that each will be solely responsible for and bear all of its own respective expenses incurred in connection with this Agreement, including, without limitation, expenses of legal counsel, accountants and other advisors.

                                      * * *

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a deed on the date first above written.


                  /s/ BRIAN P. KEY
                  --------------------------------------------------------------
                  BRIAN KEY

                               In the presence of:
                               Witness signature: Mathew Broadhead
                                                 -------------------------------
                               Name and address: Mathew Broadhead
                                                --------------------------------
                                             31 Sisters Road, London SW 11 55R
                                             -----------------------------------
                               Occupation: Sales Executive
                                          --------------------------------------

                  /s/ DIDIER BALCOU
                               DIDIER BALCOU

                               In the presence of:
                               Witness signature: /s/ Mr. Dickinson
                                                 -------------------------------
                               Name and address: Mr. Dickinson
                                                --------------------------------
                                              Cathedral Yd. Exeter
                                             -----------------------------------
                               Occupation: Solicitor
                                          --------------------------------------


         TITANIC HOLDINGS LIMITED

                               By: /s/ Terence Le Shorr
                                  ----------------------------------------------
                               In the presence of:
                               Witness signature: /s/ Mrs. Louise Banks
                                                 -------------------------------
                               Name and address: Mrs. Louise Banks
                                                --------------------------------
                                             Portman House, Hue Street, Jersey
                                             -----------------------------------
                               Occupation: Company and Trust Administrator
                                          --------------------------------------

                  THE AMERICAN MATERIALS &
                    TECHNOLOGIES CORPORATION


                  By:/s/ PAUL W. PENDORF
                     -----------------------------------------------------------

                  Name:  Paul W. Pendorf

                  Title: President and Chief Executive Officer


                               In the presence of:
                               Witness signature: /s/ Annie Allen
                                                 -------------------------------
                               Name and address: Annie Allen
                                                --------------------------------
                                          5915 Rodeo Road, Los Angeles, CA 20016
                                          --------------------------------------
                               Occupation:
                                          --------------------------------------



                               CARBON DESIGN PARTNERSHIP LIMITED


                  By: /s/ S. A. Lewis
                     -----------------------------------------------------------

                  Name: S. A. Lewis
                       --------------------------

                  Title: Director
                        ------------------------

                               In the presence of:
                               Witness signature: /s/ J.M. Crouchen
                                                 -------------------------------
                               Name and address: J.M. Crouchen
                                                --------------------------------
                                      7 Totnes Road, Newton Abbot, Devon TQ121LY
                                      ------------------------------------------
                               Occupation: Technical Director
                                          --------------------------------------

                               STERADIAN ADVANCED COMPOSITES GmbH


                  By: /s/ J.M. Crouchen
                     -----------------------------------------------------------

                  Name: J.M. Crouchen
                       --------------------------

                  Title: Director
                        ------------------------

                               In the presence of:
                               Witness signature: /s/ S.A. Lewis
                                                 -------------------------------
                               Name and address: S.A. Lewis
                                                --------------------------------
                                  Newpond Cottage, Newpond Road, Compton, Survey
                                  ----------------------------------------------
                               Occupation: Director
                                          --------------------------------------


      /s/ STUART LEWIS
      --------------------------------------------------------------------------
                               STUART LEWIS

                               In the presence of:
                               Witness signature:  /s/ A. McKendry
                                                 -------------------------------
                               Name and address: A. McKendry
                                                --------------------------------
                                             6 Osney Road, Paighton
                                             -----------------------------------
                               Occupation: Production Manager
                                          --------------------------------------



      /s/ MICHAEL W. COMMANDER
      --------------------------------------------------------------------------
                               MICHAEL W. COMMANDER

                               In the presence of:
                               Witness signature: /s/ A.S. Montgomerie
                                                 -------------------------------
                               Name and address: A.S. Montgomerie, Vicar,
                                                --------------------------------
                                             St. Peter's House, Holly Lane,
                                             -----------------------------------
                                             Coventry C017EA
                                            -----------------------------------
                              Occupation: Clerk in Holy Orders
                                          --------------------------------------

      /s/ J. MARK CROUCHEN
      --------------------------------------------------------------------------
                               J. MARK CROUCHEN

                               In the presence of:
                               In the presence of:
                               Witness signature: /s/ A. McKendry
                                                 -------------------------------
                               Name and address: A. McKendry
                                                --------------------------------
                                             6 Osney Ave., Paighton
                                             -----------------------------------
                               Occupation: Production Manager
                                          --------------------------------------